Exhibit 99.2


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Sport Supply Group, Inc., (the "Company") on Form 10-Q for the period ended December 27, 2002 as filed with the Securities and Exchange Commission on January 31, 2003, I, Robert K. Mitchell, Chief Financial Officer,certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report  fully complies  with the  requirements of  section 13(a)  or
 15(d) of the   Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


 Date: January 31, 2003
                                    By: /s/ Robert K. Mitchell
                                    Robert K. Mitchell
                                    Chief Financial Officer